Supplement dated February 24, 2009 to Prospectuses dated May 1, 2008, as amended, for

AnnuiChoice® II, AdvantEdge and PINNACLE V Flexible Premium Variable Annuities

Issued by National Integrity Life Insurance Company through its

Separate Account I and Separate Account II

This is a supplement to the prospectuses identified above.  Please retain this supplement to the prospectuses for future reference.

Effective March 2, 2009, the following changes will take effect:

In Part 1 - Fees and Expense Tables and Summary of the prospectuses, in the sections titled “Separate Account Annual Expenses,” the current charge for the Optional Guaranteed Lifetime Income Advantage Riders is amended as shown on the table below.  The maximum charge for these Riders has not changed.

Current Charge
Optional Guaranteed Lifetime Income Advantage-Individual Rider Charge	0.90%
Optional Guaranteed Lifetime Income Advantage-Spousal Rider Charge	1.15%

This change in the current charge results in the following changes to the highest possible total separate account annual expenses (based on current charges) for each product as indicated below:

AnnuiChoice II	Current Charge
Highest Possible Total Separate Account Annual Expenses	2.50%

AdvantEdge	Current Charge
Highest Possible Total Separate Account Annual Expenses	2.95%

PINNACLE V	Current Charge
Highest Possible Total Separate Account Annual Expenses	2.70%

In Part 6 - Optional Benefits, in the sections titled “Guaranteed Lifetime Income Advantage Rider,” subsections titled “GLIA Charge,” the first paragraph is deleted and replaced with the following:

We deduct an annual charge for the Individual GLIA Rider of 0.90% and an annual charge for the Spousal GLIA Rider of 1.15%.  The 0.90% (or 1.15%) charge is multiplied by the Payment Base as of the last day of each calendar quarter and divided by 4.  We will deduct the charge from your Investment Options in the same proportion that the value of each of the Options bears to the Account Value (pro-rata).  This charge decreases your Account Value dollar-for-dollar, but does not decrease your Payment Base.